COUNTERSIGNED AND REGISTERED

                        AMERICAN STOCK TRANSFER & TRUST COMPANY
                                   TRANSFER AGENT AND REGISTRAR

                        BY

                                                            AUTHORIZED SIGNATURE

  COMMON STOCK                     INCORPORATED UNDER THE LAWS      COMMON STOCK
                                      OF THE STATE OF TEXAS

               Number                                                     Shares

                                 A U T O B O N D
                               A C C E P T A N C E

                                       AUTOBOND ACCEPTANCE CORPORATION

                                                              CUSIP 052918 10 9

                                             SEE REVERSE FOR CERTAIN DEFINITIONS

--------------------------------------------------------------------------------
THIS CERTIFIES THAT









is the owner of
--------------------------------------------------------------------------------
      FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, NO PAR VALUE, OF

                                      AUTOBOND ACCEPTANCE CORPORATION

transferable on the books of the Corporation by the holder hereof in person, or by duly authorized attorney, upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

        WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

               Dated:

                   SECRETARY                            CHIEF EXECUTIVE OFFICER

--------------------------------------------------------------------------------

                                 A U T O B O N D
                               A C C E P T A N C E

                         AUTOBOND ACCEPTANCE CORPORATION

        A STATEMENT DENYING PREEMPTIVE RIGHTS OF SHAREHOLDERS IS SET FORTH IN THE ARTICLES OF INCORPORATION ON FILE IN THE OFFICE OF THE SECRETARY OF STATE, THE CORPORATION WILL FURNISH A COPY OF SUCH STATEMENT TO THE RECORD HOLDER OF THIS CERTIFICATE WITHOUT CHARGE ON REQUEST TO THE CORPORATION AT ITS PRINCIPAL PLACE OF BUSINESS OR REGISTERED OFFICE.

        THE CORPORATION IS AUTHORIZED TO ISSUE SHARES OF MORE THAN ONE CLASS AND TO ISSUE PREFERRED SHARES IN SERIES. A STATEMENT OF THE DESIGNATIONS, PREFERENCES, LIMITATIONS, AND RELATIVE RIGHTS OF THE SHARES OF EACH CLASS AUTHORIZED TO BE ISSUED BY THE CORPORATION, THE VARIATIONS IN THE RELATIVE RIGHTS AND PREFERENCES OF THE SHARES OF EACH SERIES OF PREFERRED SHARES TO THE EXTENT THEY HAVE BEEN FIXED AND DETERMINED, AND THE AUTHORITY OF THE BOARD OF DIRECTORS OF THE CORPORATION TO FIX AND DETERMINE THE RELATIVE RIGHTS AND PREFERENCES OF ANY SERIES OF PREFERRED SHARES IS SET FORTH IN THE ARTICLES OF INCORPORATION OF THE CORPORATION ON FILE IN THE OFFICE OF THE SECRETARY OF STATE OF TEXAS. THE CORPORATION WILL FURNISH A COPY OF SUCH STATEMENT TO THE RECORD HOLDER OF THIS CERTIFICATE WITHOUT CHARGE ON WRITTEN REQUEST TO THE CORPORATION AT ITS PRINCIPAL PLACE OF BUSINESS OR REGISTERED OFFICE.

  The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

                                  UNIF GIFT MIN ACT - _______  Custodian _______
TEN COM - as tenants in common                        (Cust)             (Minor)
TEN ENT - as tenants by the entireties             Under Uniform Gifts to Minors
JT TEN  - as joint tenants with right              Act _______________________
          of survivorship and not as                         (State)
          tenants in common

            Additional abbreviations may also be used though not in the above list.

For Value Received, ____________________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

--------------------------------------


------------------------------------------------------------------------------

                                                                       Shares

------------------------------------------------------------------------------
PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE, OF
ASSIGNEE

------------------------------------------------------------------------------


-------------------------------------------------------------------------------
of the Stock represented by the within Certificate, and do hereby irrevocable constitute and appoint


------------------------------------------------------------------------------


------------------------------------------------------------------------------
Attorney  to  transfer  the  said  stock  on  the  books  of  the   within-named
Corporation, with full power of substitution in the premises.

Dated________________________________________________

                          X____________________________________________________

                                            (SIGNATURE)

--------------------------
         NOTICE
THE  SIGNATURE(S)  TO  THE
ASSIGNMENT MUST CORRESPOND
WITH THE NAME(S) AS WRITTEN
UPON THE FACE OF THE
CERTIFICATE IN EVERY
PARTICULAR WITHOUT
ALTERATION OR ENLARGEMENT
OR ANY CHANGE WHATEVER.                  X______________________________________
                                             (SIGNATURE)


--------------------------------------------------------------------------------
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO S.E.C. RULE 17Ad-16.

--------------------------------------------------------------------------------
SIGNATURE(S) GUARANTEED BY:

--------------------------------------------------------------------------------